Exhibit 10.1

WARRANT AGREEMENT

Dated as of

[                    ], 2011

between

HORIZON LINES, INC.,

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Warrant Agent

Warrants for

Common Stock

i

ii

WARRANT AGREEMENT dated as of [                ], 2011 (this “Agreement”), between Horizon Lines, Inc., a Delaware corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as warrant agent (the “Warrant Agent”).

Each warrant described herein (a “Warrant”) entitles the registered Warrantholder (as defined below) thereof to purchase one share of Common Stock, subject to the provisions of this Agreement and the relevant Warrant Certificate. Each Warrant Certificate (including any Global Warrant) shall evidence such number of Warrants as is set forth therein, subject to adjustment pursuant to the provisions of the Warrant Certificate.

The Company desires the Warrant Agent to act on behalf of the Company in connection with the registration, transfer, exchange, redemption, exercise and cancellation of the Warrants as provided herein and the Warrant Agent is willing to so act.

This Indenture is being executed to implement the provisions of Section 8 of Article V of the Company’s restated certificate of incorporation.

The Warrants and the shares of Common Stock issuable upon exercise of the Warrants have been registered with the Securities and Exchange Commission pursuant to the Registration Statement and will be freely transferable by Warrantholders that are not Affiliates of the Company.

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Warrantholders:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such Person, whether through the ownership of voting securities by contract or otherwise.

“Agent Members” means the securities brokers and dealers, banks and trust companies, clearing organizations and certain other organizations that are participants in the Depositary’s system.

“Charter” means, with respect to any Person, its certificate or articles of incorporation, articles of association, or similar organizational document.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Conversion Right” has the meaning set forth in Section 2 of the form of Warrant Certificate attached as Exhibit A hereto.

“Definitive Warrant” means a Warrant Certificate in definitive form that is not deposited with the Depositary or with the Warrant Agent as custodian for the Depositary.

“Depositary” means The Depository Trust Company, its nominees and their respective successors.

“Excess Shares” has the meaning set forth in the Company’s Charter.

“Exercise Price” has the meaning set forth in the form of Warrant Certificate attached as Exhibit A hereto.

“Expiration Date” has the meaning set forth in the form of Warrant Certificate attached as Exhibit A hereto.

“Global Warrant” has the meaning set forth in Section 2.01(a) hereof.

“Jones Act” has the meaning set forth in Section 3.03 hereof.

“Maritime Laws” has the meaning set forth in the Company’s Charter.

“Non-U.S. Citizen” has the meaning set forth in the Company’s Charter.

“Officer” means the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company.

“Officers’ Certificate” means a certificate signed by two Officers.

“Opinion of Counsel” means a written opinion reasonably acceptable to the Warrant Agent from legal counsel. Such counsel may be an employee of or counsel to the Company.

“Person” means an individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, limited liability partnership, trust, unincorporated organization, or government or any agency or political subdivision thereof or any other entity.

“Registry” has the meaning set forth in Section 2.03 hereof.

“Required Warrantholders” means holders of a majority of the aggregate number of the Warrants at the time outstanding.

“Shares” has the meaning set forth in the form of Warrant Certificate attached as Exhibit A hereto.

“Transfer Agent” has the meaning set forth in the form of Warrant Certificate attached as Exhibit A hereto.

“U.S. Citizen” has the meaning set forth in the Company’s Charter.

“Warrant Certificate” means any fully registered certificate (including a Global Warrant) issued by the Company and authenticated by the Warrant Agent under this Agreement evidencing Warrants, in the form attached as Exhibit A hereto.

“Warrantholder” means a registered owner of Warrants as set forth in the Registry.

“Warrant Share Number” has the meaning set forth in the form of Warrant Certificate attached as Exhibit A hereto.

Section 1.02. Rules of Construction.

Unless the text otherwise requires:

(i) “or” is not exclusive;

(ii) “including” means including, without limitation; and

(iii) words in the singular include the plural and words in the plural include the singular.

ARTICLE II

WARRANTS

Section 2.01. Form.

(a) Global Warrants. Except as provided in Section 2.04 or 2.05, Warrants shall be issued in the form of one or more permanent global Warrants in fully registered form with the global securities legend set forth in Exhibit A hereto (each, a “Global Warrant”), which shall be deposited on behalf of the Company with the Warrant Agent, as custodian for the Depositary (or with such other custodian as the Depositary may direct), and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided.

(b) Book-Entry Provisions. The following provisions of this Section 2.01(b) shall apply only to a Global Warrant deposited with or on behalf of the Depositary:

(i) The Company shall execute and the Warrant Agent shall, in accordance with Section 2.02, countersign, by either manual or facsimile signature, one or more Global Warrants that shall be registered in the name of the Depositary or the nominee of the Depositary. The Warrant Agent shall deliver the Global Warrants to the Depositary or pursuant to the Depositary’s instructions or held by the Warrant Agent as custodian for the Depositary. Each Global Warrant shall be dated the date of its countersignature by the Warrant Agent.

(ii) Agent Members shall have no rights under this Agreement with respect to any Global Warrant held on their behalf by the Depositary or by the Warrant

Agent as the custodian of the Depositary or under such Global Warrant except to the extent set forth herein or in a Warrant Certificate, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (B) impair, as between the Depositary and the Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Warrant. The rights of beneficial owners in a Global Warrant shall be exercised through the Depositary subject to the applicable procedures of the Depositary except to the extent set forth herein or in a Warrant Certificate.

(c) Definitive Securities. Except as provided in Section 2.04 or 2.05, owners of beneficial interests in Global Warrants will not be entitled to receive physical delivery of Definitive Warrants.

(d) Warrant Certificates. Warrant Certificates shall be in substantially the form attached as Exhibit A hereto and shall be typed, printed, lithographed or engraved or produced by any combination of such methods or produced in any other manner permitted by the rules of any securities exchange on which the Warrants may be listed, all as determined by the Officer or Officers executing such Warrant Certificates, as evidenced by their execution thereof. Any Warrant Certificate shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements, stamped, printed, lithographed or engraved thereon, (i) as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, (ii) as may be required to comply with this Agreement, any law or any rule of any securities exchange on which the Warrants may be listed, and (iii) as may be necessary to conform to customary usage.

Section 2.02. Execution and Countersignature.

At least one Officer shall sign the Warrant Certificates for the Company by manual or facsimile signature.

If an Officer whose signature is on a Warrant Certificate no longer holds that office at the time the Warrant Agent countersigns the Warrant Certificate, the Warrants evidenced by such Warrant Certificate shall be valid nevertheless.

The Warrant Agent shall initially countersign, by either manual or facsimile signature, and deliver Warrant Certificates entitling the Warrantholders thereof to purchase in the aggregate such number of shares of Common Stock as shall be set forth on such Warrant Certificates (subject to adjustment as provided in such Warrant Certificates) upon a written order of the Company signed by one Officer of the Company. Each Warrant Certificate shall be dated the date of its countersignature by the Warrant Agent.

At any time and from time to time after the execution of this Agreement, the Warrant Agent shall upon receipt of a written order of the Company signed by an Officer of the

Company countersign, by either manual or facsimile signature, for issue a Warrant Certificate evidencing the number of Warrants specified in such order; provided, however, that the Warrant Agent shall be provided with an Officers’ Certificate and an Opinion of Counsel of the Company containing such representations and opinions as it may reasonably request in connection with such countersignature of Warrants. Such order shall specify the number of Warrants to be evidenced on the Warrant Certificate to be countersigned, the date on which such Warrant Certificate is to be countersigned and the number of Warrants then authorized.

The Warrants evidenced by a Warrant Certificate shall not be valid until an authorized signatory of the Warrant Agent countersigns the Warrant Certificate either manually or by facsimile signature. Such signature shall be solely for the purpose of authenticating the Warrant Certificate and shall be conclusive evidence that the Warrant Certificate so countersigned has been duly authenticated and issued under this Agreement.

Section 2.03. Registry.

The Warrants shall be issued in registered form only. The Warrant Agent shall keep a registry (the “Registry”) of the Warrant Certificates and of their transfer and exchange. The Registry shall show the names and addresses of the respective Warrantholders and the date and number of Warrants evidenced on the face of each of the Warrant Certificates. The Warrantholder of any Global Warrant will be the Depositary or a nominee of the Depositary in whose name the Global Warrant is registered. The Warrant holdings of Agent Members will be recorded on the books of the Depositary. The beneficial interests in the Global Warrant held by customers of Agent Members will be reflected on the books and records of such Agent Members and will not be known to the Warrant Agent, the Company or to the Depositary.

Except as otherwise provided herein or in the Warrant Certificate, the Company and the Warrant Agent may deem and treat any Person in whose name a Warrant Certificate is registered in the Registry as the absolute owner of such Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

Section 2.04. Transfer and Exchange.

(a) Transfer and Exchange of Global Warrants.

(i) Registration of the transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the book-entry system maintained by the Depositary, in accordance with this Agreement and the Warrant Certificates and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Warrant (or the relevant Agent Member on behalf of such transferor) shall deliver to the Warrant Agent (x) a written order given in accordance with the Depositary’s procedures containing information regarding the account of the Agent Member to be credited with a beneficial interest in the Global Warrant and (y) a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by the Warrantholder thereof or by his attorney, duly authorized in writing. Additionally, prior to the Warrantholder registering the transfer or making the exchange as requested, the requirements for such transfer or exchange to be issued in a name other than the registered Warrantholder shall be met. Such requirements include, inter alia, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, and any other reasonable evidence of authority that may be required by the Warrant Agent. Upon satisfaction of the conditions in this Clause (i), the Warrant Agent shall, in accordance with such instructions, instruct the Depositary to credit to the account of the Agent Member specified in such instructions a beneficial interest in the Global Warrant and to debit the account of the Agent Member making the transfer of the beneficial interest in the Warrant being transferred.

(ii) Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 2.05), a Global Warrant may only be transferred as a whole, and not in part, and only by (i) the Depositary, to a nominee of the Depositary, (ii) a nominee of the Depositary, to the Depositary or another nominee of the Depositary, or (iii) the Depositary or any such nominee to a successor Depositary or its nominee.

(iii) In the event that a Global Warrant is exchanged and transferred for Definitive Warrants pursuant to Section 2.05, such Warrants may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.04 and the requirements of any Warrant Certificate and such other procedures as may from time to time be adopted by the Company that are not inconsistent with the terms of this Agreement or of any Warrant Certificate.

(b) Cancellation or Adjustment of Global Warrant. At such time as all beneficial interests in a Global Warrant have been exchanged for Definitive Warrants, redeemed, repurchased or canceled, such Global Warrant shall be returned to the Depositary for cancellation or retained and canceled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is transferred or exchanged for Definitive Warrants, redeemed, repurchased or canceled, the number of Warrants represented by such Global Warrant shall be reduced and an adjustment shall be made on the books and records of the Warrant Agent to reflect such reduction.

(c) Obligations with Respect to Transfers and Exchanges of Warrants.

(i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign, by either manual or facsimile signature, Global Warrants and Definitive Warrants as required pursuant to the provisions of Section 2.02 and this Section 2.04.

(ii) No service charge shall be made to a Warrantholder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith.

(iii) All Warrants issued upon any registration of transfer or exchange pursuant to the terms of this Agreement shall be the valid obligations of the Company,

entitled to the same benefits under this Agreement as the Warrants surrendered upon such registration for transfer or exchange.

(d) No Obligation of the Warrant Agent.

(i) The Warrant Agent shall have no responsibility or obligation to any beneficial owner of a Global Warrant, any Agent Member or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Warrants or with respect to the delivery to any Agent Member, beneficial owner or other Person (other than the Depositary) of any notice or the payment of any amount, under or with respect to such Warrants. All notices and communications to be given to the Warrantholders and all payments to be made to Warrantholders under the Warrants shall be given or made only to or upon the order of the registered Warrantholders (which shall be the Depositary or its nominee in the case of a Global Warrant). The rights of beneficial owners in any Global Warrant shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Warrant Agent may conclusively rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

(ii) The Warrant Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Warrant (including any transfer between or among the Agent Members or beneficial owners in any Global Warrant) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.05. Definitive Warrants.

(a) Beneficial interests in a Global Warrant deposited with the Depositary or with the Warrant Agent as custodian for the Depositary pursuant to Section 2.01 shall be transferred to each beneficial owner thereof in the form of Definitive Warrants evidencing a number of Warrants equivalent to such owner’s beneficial interest in such Global Warrant, in exchange for such Global Warrant, only if such transfer complies with Section 2.04 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Warrant or if at any time the Depositary ceases to be a “clearing agency” registered under the Securities Exchange Act of 1934, as amended, and, in each such case, a successor Depositary is not appointed by the Company within 90 days of such notice, (ii) the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants under this Agreement, or (iii) the Company shall be adjudged a bankrupt or insolvent or makes an assignment for the benefit of its creditors or institutes proceedings to be adjudicated a bankrupt or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under Federal bankruptcy laws or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or all or any substantial part of its property shall be appointed, or if a public officer shall have taken charge or control of the Company or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation.

(b) Any Global Warrant that is transferable to the beneficial owners thereof in the form of Definitive Warrants pursuant to this Section 2.05 shall be surrendered by the Depositary to the Warrant Agent, to be so transferred, in whole or from time to time in part, without charge, and the Warrant Agent shall countersign, by either manual or facsimile signature, and deliver to each beneficial owner in the name of such beneficial owner, upon such transfer of each portion of such Global Warrant, Definitive Warrants evidencing a number of Warrants equivalent to such beneficial owner’s beneficial interest in the Global Warrant. The Warrant Agent shall register such transfer in the Registry, and upon such transfer the surrendered Global Warrant shall be cancelled by the Warrant Agent.

(c) All Definitive Warrants issued upon registration of transfer pursuant to this Section 2.05 shall be the valid obligations of the Company, evidencing the same obligations of the Company and entitled to the same benefits under this Agreement and the Global Warrant surrendered for registration of such transfer.

(d) Subject to the provisions of Section 2.05(b), the registered Warrantholder of a Global Warrant may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Warrantholder is entitled to take under this Agreement or the Warrants.

(e) In the event of the occurrence of any of the events specified in Section 2.05(a), the Company will promptly make available to the Warrant Agent a reasonable supply of Definitive Warrants in definitive, fully registered form.

(f) Neither the Company nor the Warrant Agent will be liable or responsible for any registration or transfer of any Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary.

Section 2.06. Replacement Certificates.

If a mutilated Warrant Certificate is surrendered to the Warrant Agent or if the Warrantholder of a Warrant Certificate provides proof reasonably satisfactory to the Company and the Warrant Agent that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Warrant Agent shall countersign, by either manual or facsimile signature, a replacement Warrant Certificate of like tenor and representing an equivalent number of Warrants, if the reasonable requirements of the Warrant Agent and of Section 8-405 of the Uniform Commercial Code as in effect in the State of New York are met. If required by the Warrant Agent or the Company, such Warrantholder shall furnish an indemnity bond sufficient in the reasonable judgment of the Company and the Warrant Agent to protect the Company and the Warrant Agent from any loss that either of them may suffer if a Warrant Certificate is replaced. The Company and the Warrant Agent may charge the Warrantholder for their expenses in replacing a Warrant Certificate. Every replacement Warrant Certificate evidences an additional obligation of the Company.

Section 2.07. Outstanding Warrants.

The Warrants outstanding at any time are all Warrants evidenced on all Warrant Certificates authenticated by the Warrant Agent except for those canceled by it and those delivered to it for cancellation. A Warrant ceases to be outstanding if the Company or an Affiliate of the Company holds the Warrant.

If a Warrant Certificate is replaced pursuant to Section 2.06, the Warrants evidenced thereby cease to be outstanding unless the Warrant Agent and the Company receive proof satisfactory to them that the replaced Warrant Certificate is held by a bona fide purchaser.

Section 2.08. Cancellation.

In the event the Company shall purchase or otherwise acquire Definitive Warrants, the same shall thereupon be delivered to the Warrant Agent for cancellation.

The Warrant Agent and no one else shall cancel and dispose of all Warrant Certificates surrendered for registration of transfer, exchange, replacement, exercise or cancellation in its customary manner and deliver a certificate of such disposal to the Company upon its request therefor unless the Company directs the Warrant Agent to deliver canceled Warrant Certificates to the Company. The Company may not issue new Warrant Certificates to replace Warrant Certificates to the extent they evidence Warrants that have been exercised or Warrants that the Company has purchased or otherwise acquired.

Section 2.09. CUSIP Numbers.

The Company in issuing the Warrants may use “CUSIP” numbers (if then generally in use) and, if so, the Warrant Agent shall use “CUSIP” numbers in notices as a convenience to Warrantholders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Warrant Certificates or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Warrant Certificates.

ARTICLE III

EXERCISE TERMS

Section 3.01. Exercise.

The Exercise Price of each Warrant, the Warrant Share Number and the number of Warrants evidenced by any Warrant Certificate and the Expiration Date of each Warrant shall be set forth in the related Warrant Certificate. The Warrant Share Number is subject to adjustment pursuant to the terms set forth in the Warrant Certificate.

Section 3.02. Manner of Exercise and Issuance of Shares.

Warrants may be exercised in the manner set forth in Section 3 of the Warrant Certificate, and upon any such exercise, Shares shall be issued in the manner set forth in Section 4 of the Warrant Certificate. In connection with any exercise of any Warrant, each Warrantholder may exercise its Conversion Right with respect to such Warrant in the manner set forth in Section 2 of the Warrant Certificate.

Section 3.03. Jones Act Restrictions.

Notwithstanding the other provisions of this Warrant Agreement, in order to facilitate the Company’s compliance with the provisions of 46 U.S.C. § 55102 and the regulations promulgated thereunder, commonly referred to as the “Jones Act,” and related Maritime Laws concerning the ownership of the Common Stock by Non-U.S. Citizens, with regard to its operation of vessels in the coastwise trade of the United States and with certain contractual obligations of the Company with the United States Government:

(a) In connection with any exercise or conversion of the Warrant, a Warrantholder (or, if not the Warrantholder, the Person that the Warrantholder has designated to receive the Common Stock issuable upon exercise or conversion of the Warrants) shall advise the Company whether or not it satisfies the requirements to be a U.S. Citizen. Under its Charter, the Company may require a Warrantholder (or, if not the Warrantholder, the Person that the Warrantholder has designated to receive the Common Stock issuable upon exercise or conversion of the Warrants) to provide it with such documents and other information as it may request as reasonable proof of that the Warrantholder (or, if not the Warrantholder, such other Person that the Warrantholder has designated to receive the Common Stock issuable upon exercise or conversion of the Warrants) satisfies the requirements to be a U.S. Citizen.

(b) No Warrantholder who cannot establish to the Company’s reasonable satisfaction that it (or, if not the Warrantholder, the Person that the Warrantholder has designated to receive the Common Stock issuable upon exercise or conversion of the Warrants) is a U.S. Citizen for purposes of Jones Act compliance may exercise or convert any Warrants to the extent the receipt of the Common Stock deliverable upon exercise or conversion of the Warrants would cause such Person or any Person whose ownership position would be aggregated with that of such Person to exceed 4.9% of the aggregate number of shares of Common Stock outstanding at such time (excluding, for purposes of this Section 3.03(b), shares of Common Stock issuable upon exercise or conversion of all outstanding Warrants and Notes).

(c) No Warrantholder who cannot establish to the Company’s reasonable satisfaction that it (or, if not the Warrantholder, the Person that the Warrantholder has designated to receive the stock issuable upon exercise or conversion of the Warrants) is a U.S. Citizen for purposes of Jones Act compliance may exercise or convert any Warrants to the extent the shares of Common Stock deliverable upon exercise or conversion of the Warrants would constitute Excess Shares if they were issued, which shall be determined by the Company in its sole discretion at the time of any proposed exercise or conversion of a Warrant.

(d) Any sale, transfer or other disposition of a Warrant by any Warrantholder that is a Non-U.S. Citizen to a Person who is a U.S. Citizen must be a complete transfer of such Warrantholder’s interests to such Person in the Warrant and the Common Stock issuable upon exercise or conversion thereof with no ability to direct or control such Person. The foregoing restriction shall also apply to any Person that the Warrantholder has designated to receive the Common Stock issuable upon exercise or conversion of the Warrants.

Section 3.04. Covenant to Make Stock Certificates Available.

(a) The Warrant Agent is hereby authorized to requisition from time to time from any stock transfer agents of the Company stock certificates required to honor outstanding Warrants upon exercise or conversion thereof in accordance with the terms of this Agreement, and the Company agrees to authorize and direct such transfer agents to comply with all such requests of the Warrant Agent. The Company shall supply such transfer agents with duly executed stock certificates for such purposes and shall provide or otherwise make available any cash or scrip that may be payable upon exercise or conversion of Warrants as provided herein and in each Warrant Certificate.

(b) The Warrant Agent is hereby authorized and directed to create a special account for the reserve of shares of Common Stock to be issued upon exercise or conversion of the Warrants.

(c) In connection with the shares of Common Stock to be issued upon exercise, the Company shall provide an Opinion of Counsel, stating that all such shares, when issued, will be:

(i) registered, or subject to a valid exemption from registration, under the Securities Act of 1933, as amended, and all material and necessary State securities law filings will have been made with respect to such shares; and

(ii) validly issued, fully paid and non-assessable.

ARTICLE IV

ANTIDILUTION PROVISIONS

Section 4.01. Antidilution Adjustments; Notice of Adjustment.

The Warrant Share Number shall be subject to adjustment from time to time as provided in Section 12 of the Warrant Certificate. Whenever the Warrant Share Number is so adjusted or is proposed to be adjusted as provided in Section 12 of the Warrant Certificate, the Company shall deliver to the Warrant Agent the notices or statements, and shall cause a copy of such notices or statements to be sent or communicated to each Warrantholder pursuant to Section 6.03, as provided in Section 12(I) of the Warrant Certificate.

Section 4.02. Adjustment to Warrant Certificate.

The form of Warrant Certificate need not be changed because of any adjustment made pursuant to the Warrant Certificate, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same Warrant Share Number as are stated in the Warrant Certificates initially issued pursuant to this Agreement.

The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

ARTICLE V

WARRANT AGENT

Section 5.01. Appointment of Warrant Agent.

The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the provisions of this Agreement and the Warrant Agent hereby accepts such appointment. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in connection with this Agreement, except in the case of a final judicial determination of its own gross negligence or willful misconduct.

Section 5.02. Rights and Duties of Warrant Agent.

(a) Agent for the Company. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

(b) Counsel. The Warrant Agent may consult with counsel of its own selection (who may be counsel to the Company), and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

(c) Documents. The Warrant Agent shall be fully protected, may conclusively rely upon and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

(d) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are specifically set forth herein and in the Warrant Certificates, and no implied duties or obligations of the Warrant Agent shall be read into this Agreement or the Warrant Certificates against the Warrant Agent.

The Warrant Agent shall not be under any obligation to take any action hereunder that may involve it in any expense or liability for which it does not receive indemnity satisfactory to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Warrantholders or on behalf of the Warrantholders pursuant to this Agreement or for the application by the Company of the proceeds of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Warrantholder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise.

The Warrant Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Warrant Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder. The Warrant Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this agreement. In no event shall the Warrant Agent be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Warrant Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(e) Not Responsible for Adjustments or Validity of Stock.

The Warrant Agent shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist that may require an adjustment of the Warrant Share Number, or with respect to the nature or extent of any adjustment when made, or with respect to the method employed, or herein or in any supplemental agreement provided to be employed, in making the same. The Warrant Agent shall not be accountable with respect to the validity or value of any Shares or of any securities or property that may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to Section 12 of the Warrant Certificate, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Shares or stock certificates upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to Section 12 of the Warrant Certificate, or to comply with any of the covenants of the Company contained in the Warrant Certificate.

(f) Notices to the Company. If the Warrant Agent shall receive any written notice or demand (other than Notice of Exercise of Warrants) addressed to the Company by the Warrantholder of a Warrant, the Warrant Agent shall promptly forward such notice or demand to the Company.

Section 5.03. Individual Rights of Warrant Agent.

The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its affiliates or become pecuniarily interested in transactions in which the Company or its affiliates may be interested, or contract with or lend money to the Company or its affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

Section 5.04. Warrant Agent’s Disclaimer.

The Warrant Agent shall not be responsible for, and makes no representation as to the validity or adequacy of, this Agreement (except the due and valid authorized execution and delivery of this Agreement by the Warrant Agent) or the Warrant Certificates (except the due countersignature of the Warrant Certificate(s) by the Warrant Agent) and it shall not be responsible for any statement in this Agreement or the Warrant Certificates other than its countersignature thereon.

Section 5.05. Compensation and Indemnity.

(a) The Company agrees to pay the Warrant Agent from time to time reasonable compensation for its services as agreed and to reimburse the Warrant Agent upon request for all out-of-pocket expenses incurred by it, including the reasonable compensation and expenses of the Warrant Agent’s agents and counsel as agreed. The Company shall indemnify the Warrant Agent, its officers, directors, agents and counsel against any loss, liability or expense (including reasonable agents’ and attorneys’ fees and expenses) incurred by it without gross negligence or willful misconduct on its part arising out of or in connection with the acceptance or performance of its duties under this Agreement. The Warrant Agent shall notify the Company promptly of any claim of which it has received written notice for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Warrant Agent through its own willful misconduct or gross negligence. The Company’s payment obligations pursuant to this Section shall survive the termination of this Agreement.

To secure the Company’s payment obligations under this Agreement, the Warrant Agent shall have a lien prior to the Warrantholders on all money or property held or collected by the Warrant Agent.

Section 5.06. Successor Warrant Agent.

(a) Company to Provide and Maintain Warrant Agent. The Company agrees for the benefit of the Warrantholders that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or cancelled or are no longer exercisable.

(b) Resignation and Removal. The Warrant Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall not be less than 60 days after the date on which such notice is given unless the Company otherwise agrees.

The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company or the Required Warrantholders and specifying such removal and the date when it shall become effective, which date shall not be less than 60 days after such notice is given unless the Warrant Agent otherwise agrees. Any removal under this Section shall take effect upon the appointment by the Company or the Required Warrantholders as hereinafter provided of a successor Warrant Agent (which shall be (i) a bank or trust company, (ii) organized under the laws of the United States of America or one of the states thereof, (iii) authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers, (iv) having a combined capital and surplus of at least $50,000,000 (as set forth in its most recent reports of condition published pursuant to law or to the requirements of any United States federal or state regulatory or supervisory authority) and (v) having an office in the Borough of Manhattan, The City of New York) and the acceptance of such appointment by such successor Warrant Agent. The obligations of the Company under Section 5.05 shall continue to the extent set forth herein notwithstanding the resignation or removal of the Warrant Agent.

(c) Company to Appoint Successor. In the event that at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law, or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. In the event that a successor Warrant Agent is not appointed by the Company, a successor Warrant Agent, qualified as aforesaid, may be appointed by the Warrant Agent or the Required Warrantholders or the Warrant Agent or the Required Warrantholders may petition a court to appoint a successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder; provided, however, that in the event of the resignation of the Warrant Agent under this subsection (c), such resignation shall be effective on the earlier of (i) the date specified in the Warrant Agent’s notice of resignation and (ii) the appointment and acceptance of a successor Warrant Agent hereunder.

(d) Successor to Expressly Assume Duties. Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor

Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

(e) Successor by Merger. Any entity into which the Warrant Agent hereunder may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any entity to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its assets and business, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that it shall be qualified as aforesaid.

Section 5.07. Representations of the Company.

The Company represents and warrants to the Warrant Agent that:

(a) the Company has been duly organized and is validly existing under the laws of the jurisdiction of its incorporation;

(b) this Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the enforcement of creditors’ rights generally; and

(c) the execution and delivery of this Agreement does not, and the issuance of the Warrants in accordance with the terms of this Agreement and the Warrant Certificate will not, (i) violate the Company’s Charter or by-laws, (ii) violate any law or regulation applicable to the Company or order or decree of any court or public authority having jurisdiction over the Company, or (iii) result in a breach of any mortgage, indenture, contract, agreement or undertaking to which the Company is a party or by which it is bound, except in the case of (ii) and (iii) for any violations or breaches that could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

ARTICLE VI

MISCELLANEOUS

Section 6.01. Persons Benefitting.

Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Company, the Warrant Agent and the Warrantholders any right, remedy or claim under or by reason of this Agreement or any part hereof.

Section 6.02. Amendment.

This Agreement and the Warrants may be amended by the parties hereto without the consent of any Warrantholder (i) when there are no Warrants outstanding, (ii) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or therein or adding or changing any other provisions with respect to matters or questions arising under this Agreement or the Warrants as the Company and the Warrant Agent may deem necessary or desirable; provided, however, that action pursuant to this clause (ii) shall not adversely affect the rights of any of the Warrantholders in any material respect, and (iii) in order to facilitate, in the Company’s sole reasonable judgment, the Company’s compliance with the provisions of the Jones Act and related Maritime Laws concerning the ownership of the Common Stock by Non-U.S. Citizens, with regard to its operation of vessels in the coastwise trade of the United States and with certain contractual obligations of the Company with the United States Government.

This Agreement and the Warrants may be amended or supplemented at any time with the written consent of the Required Warrantholders.

In determining whether the Required Warrantholders have concurred in any direction, waiver or consent, Warrants owned by the Company or by any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Warrant Agent shall be protected in relying on any such direction, waiver or consent, only Warrants that the Warrant Agent knows are so owned shall be so disregarded. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination. The Warrant Agent shall have no duty to determine whether any such amendment would have an effect on the rights or interests of the holders of the Warrants. Upon receipt by the Warrant Agent of an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent to the execution of the amendment have been complied with and such execution is permitted by this Agreement and the Warrant Certificate, the Warrant Agent shall join in the execution of such amendment; provided, that the Warrant Agent may, but shall not be obligated to, execute any amendment or supplement which affects the rights or changes or increases the duties or obligations of the Warrant Agent.

Section 6.03. Notices.

Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

if to the Company:

Horizon Lines, Inc.

4064 Colony Road, Suite 200

Charlotte, NC 28211

Telephone: (704) 973-7000

Facsimile: (704) 973-7010

Attention: General Counsel

if to the Warrant Agent:

The Bank of New York Mellon Trust Company, N.A.

10161 Centurion Parkway

Jacksonville, FL

Facsimile: (904) 645-1921

Attention: Corporate Trust Administration

The Warrant Agent agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Warrant Agent shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. If the Company elects to give the Warrant Agent e-mail or facsimile instructions (or instructions by a similar electronic method) and the Warrant Agent in its discretion elects to act upon such instructions, the Warrant Agent’s understanding of such instructions shall be deemed controlling. The Warrant Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from the Warrant Agent’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Warrant Agent, including without limitation the risk of the Warrant Agent acting on unauthorized instructions, and the risk or interception and misuse by third parties.

The Company or the Warrant Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

Unless the Warrant is a Global Warrant, any notice or communication mailed to a Warrantholder shall be mailed to the Warrantholder at the Warrantholder’s address as it appears on the Registry and shall be sufficiently given if so mailed within the time prescribed. Any notice to the owners of a beneficial interest in a Global Warrant shall be distributed through the Depositary in accordance with the procedures of the Depositary. Communications to such Warrantholder shall be deemed to be effective at the time of dispatch to the Depositary.

Failure to provide a notice or communication to a Warrantholder or any defect in it shall not affect its sufficiency with respect to other Warrantholders.

If a notice or communication is provided in the manner provided above, it is duly given, whether or not the intended recipient actually receives it.

Section 6.04. Governing Law.

This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

Section 6.05. Successors.

All agreements of the Company in this Agreement and the Warrants shall bind its successors. All agreements of the Warrant Agent in this Agreement shall bind its successors.

Section 6.06. Multiple Originals.

The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy shall be sufficient to prove this Agreement.

Section 6.07. Inspection of Agreement.

A copy of this Agreement shall be made available at all reasonable times for inspection by any registered Warrantholder or owner of a beneficial interest in a Global Warrant at the principal office of the Warrant Agent (or successor warrant agent).

Section 6.08. Table of Contents.

The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 6.09. Severability.

The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

Section 6.10. Waiver of Jury Trial.

Each of the Company and the Warrant Agent hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement, the Warrants, the Notes or the transactions contemplated hereby.

Section 6.11. Force Majeure.

In no event shall the Warrant Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Warrant Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 6.12. Termination.

This Agreement shall terminate on the Expiration Date. Notwithstanding the foregoing, this Agreement will terminate on (i) any earlier date when all Warrants have been exercised. The provisions of Section 5.04, this Section 6.12, and Section 5.05 shall survive such termination and the resignation or removal of the Warrant Agent.

IN WITNESS WHEREOF, the parties have caused this Warrant Agreement to be duly executed as of the date first written above.

HORIZON LINES, INC.

By:
Name:
Title:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Warrant Agent,

By:
Name:
Title:

EXHIBIT A

FORM OF WARRANT

[Global Securities Legend]

Unless this Global Warrant is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), New York, New York, to the Company or its agent for registration of transfer, exchange or payment, and any Warrant Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Transfers of this Global Warrant shall be limited to transfers in whole, but not in part, to nominees of DTC or to a successor thereof or such successor’s nominee and transfers of portions of this Global Warrant shall be limited to transfers made in accordance with the restrictions set forth in the Warrant Agreement referred to on the reverse hereof.

GLOBAL WARRANT

representing

WARRANTS

to purchase

Shares of

Common Stock

of

HORIZON LINES, INC.

No. [ ]	CUSIP No: [ ]

This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of [                    ], 2011 (the “Warrant Agreement”), among Horizon Lines, Inc. (the “Company”) and The Bank of New York Mellon Trust Company, N.A., as warrant agent (the “Warrant Agent”), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the beneficial owners of the Warrants and the Warrantholders consent by acceptance hereof.

1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated. Any capitalized terms used but not defined in this Warrant Certificate shall have the meanings given to such terms in the Warrant Agreement.

“Board of Directors” means the board of directors of the Company, including any duly authorized committee thereof.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Common Stock Equivalent” means any security or obligation which by its terms is, directly or indirectly, convertible into, or exchangeable or exercisable for, shares of Common Stock, including, without limitation, any preferred stock and any option, warrant or other subscription or purchase right with respect to Common Stock or any Common Stock Equivalent.

“Current Market Price” means, as of any date, (a) the average of the daily Market Price of the Common Stock during the immediately preceding 30 trading days ending on such date or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, the Market Price on that date.

“Excess Shares” has the meaning set forth in the Company’s Charter.

“Excluded Transaction” means any issuance of any shares of Common Stock or Common Stock Equivalents (a) pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan, (b) pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its subsidiaries, (c) pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in (b) above and outstanding as of the date of the Warrant Agreement, or (d) in order to redeem Common Stock (or issued pursuant to Common Stock Equivalents that are issued to redeem such Common Stock) that constitute Excess Shares under the Company’s Charter as amended from time to time.

“Exercise Price” means $0.01.

“Expiration Date” means the twenty-fifth anniversary of the date of the Warrant Agreement.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by in good faith by the Board of Directors in reliance on an opinion of a nationally recognized independent investment banking corporation retained by the Company for this purpose.

“Maritime Laws” has the meaning set forth in the Company’s Charter.

“Market Price” means, with respect to a particular security, the per-share volume weighted average price of such security for a period of 30 consecutive trading days, as calculated on Bloomberg (or, if such volume weighted average price is unavailable via Bloomberg, the average market value of one share of such security over such 30 trading day period determined, using a volume weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company), or if such security is not listed or admitted to trading on any national securities exchange, the average of the closing bid and ask prices as furnished by two members of the Financial Industry Regulatory Authority, Inc. selected from time to time by the Company for that purpose. “Market Price” shall be determined without reference to after hours or extended hours trading. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair market value per share of such security as determined in good faith by the Board of Directors in reliance on an opinion of a nationally recognized independent investment banking corporation retained by the Company for this purpose; provided that if any such security is listed or traded on a non-U.S. market, such fair market value shall be determined by reference to the closing price of such security as of the end of the most recently ended Business Day in such market prior to the date of determination; and further, provided that if making such determination requires the conversion of any currency other than U.S. dollars into U.S. dollars, such conversion shall be done in accordance with customary procedures based on the rate for conversion of such currency into U.S. dollars displayed on the relevant page by Bloomberg L.P. (or any successor or replacement service) on or by 4:00 p.m., New York City time, on such exercise date. For the purposes of determining the

Market Price of the Common Stock on the “trading day” preceding, on or following the occurrence of an event, (i) that trading day shall be deemed to commence immediately after the regular scheduled closing time of trading on the New York Stock Exchange or, if trading is closed at an earlier time, such earlier time and (ii) that trading day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last trading day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price).

“Non-U.S. Citizen” has the meaning set forth in the Company’s Charter.

“Shares” has the meaning set forth in Section 2.

“Significant Transaction” means:

(a) any reorganization, reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value);

(b) any voluntary sale, conveyance, exchange or transfer by the Company to any other Person of all or a material portion of the assets of the Company or any material subsidiary thereof;

(c) any voluntary sale, conveyance, exchange or transfer by the stockholders of the Company to any Person of the Capital Stock of the Company if, immediately after giving effect to such sale, conveyance, exchange or transfer, the stockholders of the Company immediately prior to such sale, conveyance, exchange or transfer do not hold Capital Stock of the Company representing at least a majority of the voting power of the Company; and

(d) any merger, consolidation or other business combination of the Company with any other Person (including by way of a tender offer) if, immediately after giving effect to such merger, consolidation or other business combination, the stockholders of the Company immediately prior to such merger, consolidation or other business combination do not hold Capital Stock of the surviving Person representing at least a majority of the voting power of the surviving Person.

“trading day” means (A) if the shares of Common Stock are not traded on any national or regional securities exchange or association or over-the-counter market, a Business Day or (B) if the shares of Common Stock are traded on any national or regional securities exchange or association or over-the-counter market, a Business Day on which such relevant exchange or quotation system is scheduled to be open for business and on which the shares of Common Stock (i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market for any period or periods aggregating one half hour or longer; and (ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the shares of Common Stock. The term “trading day” with respect to any security other than the

Common Stock shall have a correlative meaning based on the primary exchange or quotation system on which such security is listed or traded.

“Transfer Agent” means American Stock Transfer & Trust Company, as transfer agent of the Company, and any successor transfer agent.

“U.S. Citizen” has the meaning set forth in the Company’s Charter.

“Warrant” means a right to purchase a number of shares of the Company’s Common Stock equal to the Warrant Share Number as provided herein. References herein to “Warrant” shall include the Global Warrant where the context requires.

“Warrant Share Number” means one share of Common Stock, as subsequently adjusted pursuant to the terms of this Warrant and the Warrant Agreement.

2. Number of Shares; Exercise Price. This certifies that, for value received, Cede & Co., and any of its registered assigns, is the registered owner of the number of Warrants set forth on Schedule A hereto, each of which entitles the Warrantholder to purchase from the Company, upon the terms and subject to the conditions hereinafter set forth, a number of fully paid and nonassessable shares of Common Stock (each a “Share” and collectively the “Shares”) equal to the Warrant Share Number at a purchase price per share equal to the Exercise Price. In lieu of payment of the aggregate Exercise Price, the Warrantholder shall have the right (but not the obligation) to require the Company to convert the Warrants (the “Conversion Right”), upon the terms and subject to the conditions hereafter set forth, into a number of Shares equal to the Warrant Share Number without any required payment. The Warrant Share Number is subject to adjustment as provided herein, and all references to “Warrant Share Number” herein shall be deemed to include any such adjustment or series of adjustments.

3. Exercise of Warrant; Term; Mandatory Conversion; Exercise, Exchange. Subject to Section 2 and Section 17, to the extent permitted by applicable laws and regulations, all or a portion of the Warrants evidenced by this Warrant Certificate are exercisable or convertible by the Warrantholder, at any time or from time to time after the execution and delivery of this Warrant Certificate by the Company on the date hereof, but in no event later than 5:00 p.m., New York City time, on the Expiration Date, by (A) delivery to the Warrant Agent of a Notice of Exercise, in the form annexed hereto, duly completed and executed (or to the Company or to such other office or agency of the Company in the United States as the Company may designate by notice in writing to the Warrantholders pursuant to Section 18), and (B) if applicable, payment of the Exercise Price for the Shares thereby purchased by having the Company withhold, from the shares of Common Stock that would otherwise be delivered to such Warrantholder upon such exercise, Shares issuable upon exercise of the Warrants so exercised equal in value to the aggregate Exercise Price as to such Shares, based on the Market Price of the Common Stock on the trading day on which such Warrants are exercised and the Notice of Exercise is delivered to the Warrant Agent pursuant to this Section 3. For the avoidance of doubt, if Warrants are exercised such that the Exercise Price would exceed the value of the Shares issuable upon exercise, no amount shall be due and payable by the Warrantholder to the Company. In the case of a Global Warrant, any person with a beneficial interest in such Global

Warrant shall effect compliance with the requirements in clauses (A) and (B) above through the relevant Agent Member in accordance with procedures of the Depositary.

In the case of a Global Warrant, whenever some but not all of the Warrants represented by such Global Warrant are exercised in accordance with the terms thereof and of the Warrant Agreement, such Global Warrant shall be surrendered by the Warrantholder to the Warrant Agent, which shall cause an adjustment to be made to Schedule A to such Global Warrant so that the number of Warrants represented thereby will be equal to the number of Warrants theretofor represented by such Global Warrant less the number of Warrants then exercised. The Warrant Agent shall thereafter promptly return such Global Warrant to the Warrantholder or its nominee or custodian. In the case of a Definitive Warrant, whenever some but not all of the Warrants represented by such Definitive Warrant are exercised in accordance with the terms thereof and of the Warrant Agreement, the Warrantholder shall be entitled, at the request of such Warrantholder, to receive from the Company within a reasonable time, not to exceed three business days, a new Definitive Warrant in substantially identical form for the number of Warrants equal to the number of Warrants theretofor represented by such Definitive Warrant less the number of Warrants then exercised.

If this Warrant Certificate shall have been exercised in full, the Warrant Agent shall promptly cancel such certificate following its receipt from the Warrantholder or the Depositary, as applicable.

The Company may, at its sole discretion, (i) convert the Warrants pursuant to the terms of Section 2; (ii) cause the Warrants to be exercised pursuant to Section 3; (iii) or exchange Warrants for warrants (the “Series A Warrants”) to purchase Common Stock issued pursuant to that certain Warrant Agreement, dated as of October 5, 2011, between the Company and The Bank of New York Mellon Trust Company, N.A., provided that the number of Series A Warrants issued for each Warrant exchanged pursuant to this clause (iii) shall be the number of Series A Warrants that when combined would entitle the holder of the Warrant so exchanged to receive at least that number of shares of Common Stock the holder was entitled to receive immediately prior to the exchange of such Warrant. Prior to effecting any such conversion, exercise, or exchange, the Company shall give the Warrant Agent at least three Business Days notice.

4. Issuance of Shares; Authorization; Listing. Shares issued upon exercise or conversion of Warrants evidenced by this Warrant Certificate shall be (i) issued in such name or names as the exercising Warrantholder may designate and (ii) delivered by the Transfer Agent to such Warrantholder or its nominee or nominees (A) via book-entry transfer crediting the account of such Warrantholder (or the relevant Agent Member for the benefit of such Warrantholder) through the Depositary’s DWAC system (if the Transfer Agent participates in such system), or (B) otherwise in certificated form by physical delivery to the address specified by the Warrantholder in the Notice of Exercise. The Company shall use its commercially reasonable efforts to cause its Transfer Agent to be a participant in the Depositary’s DWAC system. The Company shall cause the number of full Shares to which such Warrantholder shall be entitled to be so delivered by the Transfer Agent within a reasonable time, not to exceed three Business Days after the date on which Warrants evidenced by this Warrant Certificate have been duly exercised or converted in accordance with the terms hereof.

The Company hereby represents and warrants that any Shares issued upon the exercise or conversion of Warrants evidenced by this Warrant Certificate in accordance with the provisions of Section 3 will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by a Warrantholder, income and franchise taxes incurred in connection with the exercise of the Warrant or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares so issued will be deemed to have been issued to a Warrantholder as of the close of business on the date on which Warrants evidenced by this Warrant Certificate have been duly exercised or converted, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares may not be actually delivered on such date. The Company will at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of providing for the exercise of Warrants evidenced by this Warrant Certificate, the aggregate number of shares of Common Stock then issuable upon exercise hereof at any time. The Company will use its commercially reasonable efforts to (A) procure, at its sole expense, the listing of the Shares issuable upon exercise hereof at any time, subject to issuance or notice of issuance, on all national stock exchanges in the United States on which the Common Stock is then listed or traded and (B) maintain such listings of such Shares at all times after issuance. The Company will use reasonable best efforts to ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares are listed or traded.

5. Fractional Shares or Scrip. Upon exercise of any Warrants, the Company, at its sole election may, (i) issue fractional Shares or scrip representing fractional Shares, (ii) round up to the nearest whole number the number of Shares to be issued to the exercising Warrantholder, or (iii) pay an amount in cash equal to the Market Price per share of Common Stock, as determined on the day immediately preceding the date on which the Holder delivered the applicable Warrant Exercise Notice, multiplied by such fraction, computed to the nearest whole U.S. cent. Whenever the Company elects to make a payment for fractional, the Company shall (i) promptly prepare and deliver to the Warrant Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Warrant Agent in the form of fully collected funds to make such payments. The Warrant Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for Shares under any Section of this Agreement relating to the payment of fractional Shares unless and until the Warrant Agent shall have received such a certificate and sufficient monies.

If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Shares purchasable on exercise of the Warrants so presented.

6. No Rights as Stockholders; Transfer Books. Warrants evidenced by this Warrant Certificate do not entitle the Warrantholder or the owner of any beneficial interest in such Warrants to any voting rights or other rights as a stockholder of the Company prior to the date of exercise or conversion hereof. The Company shall at no time close its transfer books against transfer of Warrants in any manner which interferes with the timely exercise hereof.

7. Charges, Taxes and Expenses. Issuance of Shares in certificated or book-entry form to the Warrantholder upon the exercise or conversion of Warrants evidenced by this Warrant Certificate shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such Shares (other than liens or charges created by a Warrantholder, income and franchise taxes incurred in connection with the exercise or conversion of the Warrant or taxes in respect of any transfer occurring contemporaneously therewith), all of which taxes and expenses shall be paid by the Company.

8. Transfer/Assignment. This Warrant Certificate and all rights hereunder are transferable, in whole or in part, upon the books of the Company (or an agent duly appointed by the Company) by the registered holder hereof in person or by duly authorized attorney, and one or more new Warrant Certificates shall be made and delivered by the Company, of the same tenor and date as this Warrant Certificate but registered in the name of one or more transferees, upon surrender of this Warrant Certificate, duly endorsed, to the office or agency of the Company described in Section 3; provided that if this Warrant Certificate is a Global Warrant registered in the name of the Depositary, transfers of such Global Warrant may only be made as a whole, and not in part, and only by (i) the Depositary to a nominee of the Depositary, (ii) a nominee of the Depositary to the Depositary or another nominee of the Depositary or (iii) the Depositary or any such nominee to a successor Depositary or its nominee. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new Warrant Certificates pursuant to this Section 8 shall be paid by the Company.

If this Warrant Certificate is a Global Warrant, then so long as the Global Warrant is registered in the name of the Depositary, the holders of beneficial interests in the Warrants evidenced thereby shall have no rights under this Warrant Certificate with respect to the Global Warrant held on their behalf by the Depositary or the Warrant Agent as its custodian, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of the Global Warrant for all purposes whatsoever except to the extent set forth herein. Accordingly, any such owner’s beneficial interest in the Global Warrant will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or the Agent Members, and neither the Company nor the Warrant Agent shall have any responsibility with respect to such records maintained by the Depositary or the Agent Members. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (ii) impair, as between the Depositary and the Agent Members, the operation of customary practices governing the exercise of the rights of a holder of a beneficial interest in any Warrant. Except as may otherwise be provided in this Warrant Certificate or the Warrant Agreement, the rights of beneficial owners in a Global Warrant shall be exercised through the Depositary subject to the applicable procedures of the Depositary. Any holder of the Global Warrant shall, by acceptance of the Global Warrant, agree that transfers of beneficial interests in the Global Warrant may be effected only through a book-entry system maintained by the

Depositary, and that ownership of a beneficial interest in the Warrants represented thereby shall be required to be reflected in book-entry form.

A Global Warrant shall be exchanged for Definitive Warrants, and Definitive Warrants may be transferred or exchanged for a beneficial interest in a Global Warrant, only at such times and in the manner specified in the Warrant Agreement. Subject to the provisions of the Warrant Agreement, the holder of a Global Warrant may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold beneficial interests in such Global Warrant through Agent Members, to take any action that a Warrantholder is entitled to take under a Warrant or the Warrant Agreement.

9. Exchange and Registry of Warrants. This Warrant Certificate is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new Warrant Certificate or Warrant Certificates of like tenor and representing the same aggregate number of Warrants. The Company or an agent duly appointed by the Company (which initially shall be the Warrant Agent) shall maintain a Registry showing the name and address of the Warrantholder as the registered holder of this Warrant Certificate. This Warrant Certificate may be surrendered for exchange or exercise in accordance with its terms, at the office of the Company or any such agent, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such Registry.

10. Loss, Theft, Destruction or Mutilation of Warrant Certificate. Upon receipt by the Company of proof reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and in the case of any such loss, theft or destruction, upon receipt of a bond, indemnity or security reasonably satisfactory to the Company and the Warrant Agent, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of like tenor and representing the same aggregate number of Warrants as provided for in such lost, stolen, destroyed or mutilated Warrant Certificate.

11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding day that is a business day.

12. Adjustments and Other Rights. The Warrant Share Number shall be subject to adjustment from time to time as follows; provided that if more than one subsection of this Section 12 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 12 so as to result in duplication:

(A) Dividend, Subdivision, Combination or Reclassification of Common Stock. In the event that the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise or conversion hereof, (a) make a dividend or distribution on the outstanding shares of Common Stock payable in shares of Common Stock, (b) subdivide the outstanding shares of Common Stock into a larger number of shares, (c) combine the outstanding shares of Common Stock into a smaller number of shares or (d) issue any shares of its Capital Stock in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to another provision of this Section 12), then, and in each such case, the Warrant Share Number immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Warrantholder shall be entitled to receive upon the exercise or conversion of this Warrant the number of shares of Common Stock or other securities of the Company that the Warrantholder would have owned or would have been entitled to receive upon or by reason of any event described above, had this Warrant been exercised or converted immediately prior to the occurrence of such event. Any adjustment made pursuant to this Section 12(A) shall become effective retroactively (i) in the case of any such dividend or distribution, to the date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution or (ii) in the case of any such subdivision, combination or reclassification, to the close of business on the date on which such corporate action becomes effective.

(B) Certain Distributions. If, at any time or from time to time after the issuance of this Warrant but prior to the exercise or conversion hereof, the Company shall distribute to all holders of shares of Common Stock (including any such distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and shares of Common Stock are not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding (a) any dividend or other distribution payable in shares of Common Stock for which adjustment is made under Section 12(A) and (b) any distribution in connection with an Excluded Transaction) or rights or warrants to subscribe for or purchase any of the foregoing, then, and in each such case, the Warrant Share Number shall be increased to a number equal to the product of (i) the Warrant Share Number immediately prior to the record date for the distribution of such cash, evidences of indebtedness, securities, other assets or rights or warrants multiplied by (ii) the quotient of:

(a) the Current Market Price immediately prior to the record date for the distribution of such cash, evidences of indebtedness, securities or other assets or rights or warrants; divided by

(b) the total (which total shall be greater than zero) of (x) the Current Market Price immediately prior to the record date for the distribution of such cash, evidences of indebtedness, securities or other assets or rights or warrants minus (y) the Fair Market Value per share of Common Stock (as determined by a nationally recognized investment banking firm chosen by the Board of Directors with the consent of a majority of the Board of Directors) of such cash, evidences of indebtedness, securities or other assets or rights or warrants.

Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to the date immediately following the close of business on the record date for the determination of stockholders of the Company entitled to receive such distribution.

(E) No Adjustment. Notwithstanding anything herein to the contrary, no adjustment under this Section 12 shall be made to the Warrant Share Number if the Company receives written notice from the Warrantholder that no such adjustment is required. Notwithstanding the foregoing, if an adjustment to the Warrant Share Number in respect of the issuance or sale of a Common Stock Equivalent has been previously made, the exercise of such Common Stock Equivalent in accordance with its terms existing at the time such adjustment was made shall not result in a further adjustment. If an adjustment to the Warrant Share Number in respect of the issuance or sale of a Common Stock Equivalent was not required, the exercise of such Common stock Equivalent in accordance with its terms existing at the time of issuance shall not result in an adjustment pursuant thereto.

(F) Abandonment. If the Company (a) shall take a record of the holders of shares of Common Stock for the purpose of entitling them to receive a dividend or other distribution and (b) shall, before paying or delivering such dividend or distribution to the stockholders of the Company, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Warrant Share Number shall be required by reason of the taking of such record.

(G) Certificate as to Adjustments. Upon any adjustment in the Warrant Share Number, the Company shall, within 20 days following the event requiring such adjustment, deliver to the Warrantholder a certificate, signed by the Chief Financial Officer of the Company, which (a) sets forth in reasonable detail (i) the event requiring such adjustment and (ii) the method by which such adjustment was calculated and (b) specifies the adjusted Warrant Share Number in effect following such adjustment.

(H) Spin-off; Significant Transaction.

(a) Significant Transaction. If, at any time after the issuance of this Warrant but prior to the exercise or conversion hereof, any Significant Transaction shall occur, then, at least 10 days prior to the consummation of such Significant Transaction, the Company:

(i) shall execute and deliver to the Warrantholder a certificate stating that from and after the consummation of such Significant Transaction:

(x) the Warrantholder shall, upon the surrender of this Warrant to the Surviving Person in such Significant Transaction, have the right to receive the kind and amount of shares of stock or other securities, property or cash receivable upon the consummation of such Significant Transaction by a holder of the number of shares of Common Stock into which this Warrant could have been exercised or converted immediately prior to the consummation of such Significant Transaction; and

(y) this Warrant shall be deemed to have been cancelled; and

(ii) the Company shall make provision therefor in the agreement, if any, relating to such Significant Transaction.

(I) Notices. If, at any time or from time to time:

(a) the Company shall declare a divided or other distribution on the Common Stock;

(b) the Company shall authorize the granting to the holders of shares of Common Stock any rights or warrants to subscribe for or purchase any shares of Capital Stock or any other rights or warrants; or

(c) there shall occur a spin-off or a Significant Transaction;

then, at least 10 days prior to the applicable date specified below, the Company shall mail to the Warrantholder a notice stating: (i) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined; or (ii) the date on which such spin-off or Significant Transaction is expected to be consummated and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon the consummation of such spin-off or Significant Transaction. Notwithstanding the foregoing, in the case of any Significant Transaction, the Company shall also deliver to the Warrantholder the certificate described in such Section 12(H)(b) to the Warrantholder at least 10 days prior to consummating such Significant Transaction.

13. No Impairment. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant Certificate and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

14. Governing Law. This Warrant Certificate and the Warrants evidenced hereby shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

15. Binding Effect; Countersignature by Warrant Agent. This Warrant Certificate shall be binding upon any successors or assigns of the Company. This Warrant Certificate shall not be valid until an authorized signatory of the Warrant Agent (as defined below) or its agent as provided in the Warrant Agreement (as defined below) countersigns this Warrant Certificate. Such signature shall be solely for the purpose of authenticating this Warrant Certificate and shall be conclusive evidence that this Warrant Certificate has been countersigned under the Warrant Agreement.

16. Warrant Agreement; Amendments. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Warrantholders and beneficial owners of the Warrants. A copy of the Warrant Agreement may be obtained for inspection by the Warrantholders or beneficial owners of the Warrants upon request to the Warrant Agent at the address of the Warrant Agent (or successor warrant agent) set forth in the Warrant Agreement. The Warrant Agreement and this Warrant Certificate may be amended and the observance of any term of the Warrant Agreement or this Warrant Certificate may be waived only to the extent provided in the Warrant Agreement.

17. Jones Act Restrictions. Notwithstanding the other provisions of this Warrant Agreement, in order to facilitate the Company’s compliance with the provisions of 46 U.S.C. § 55102 and the regulations promulgated thereunder, commonly referred to as the “Jones Act,” and related Maritime Laws concerning the ownership of the Common Stock by Non-U.S. Citizens, with regard to its operation of vessels in the coastwise trade of the United States and with certain contractual obligations of the Company with the United States Government:

(A) In connection with any exercise or conversion of the Warrant, Warrantholder (or, if not the Warrantholder, the Person that the Warrantholder has designated to receive the Common Stock issuable upon exercise or conversion of the Warrants) shall advise the Company whether or not it satisfies the requirements to be a U.S. Citizen. Under its Charter, the Company may require a Warrantholder (or, if not the Warrantholder, the Person that the Warrantholder has designated to receive the Common Stock issuable upon exercise or conversion of the Warrants) to provide it with such documents and other information as it may request as reasonable proof of that the Warrantholder (or, if not the Warrantholder, such other Person that the Warrantholder has designated to receive the Common Stock issuable upon exercise or conversion of the Warrants) satisfies the requirements to be a U.S. Citizen.

(B) No Warrantholder who cannot establish to the Company’s reasonable satisfaction that it (or, if not the Warrantholder, the Person that the Warrantholder has designated to receive the Common Stock issuable upon exercise or conversion of the Warrants) is a U.S. Citizen for purposes of Jones Act compliance may exercise or convert any Warrants to the extent the receipt of the Common Stock deliverable upon exercise or conversion of the Warrants would cause such Person or any Person whose ownership position would be aggregated with that of such Person to exceed 4.9% of the aggregate number of shares of Common Stock outstanding at such time (excluding, for purposes of this Section 17(B), shares of Common Stock issuable upon exercise or conversion of all outstanding Warrants and Notes).

(C) No Warrantholder who cannot establish to the Company’s reasonable satisfaction that it (or, if not the Warrantholder, the Person that the Warrantholder has designated to receive the stock issuable upon exercise or conversion of the Warrants) is a U.S. Citizen for purposes of Jones Act compliance may exercise or convert any Warrants to the extent the shares of Common Stock deliverable upon exercise or conversion of the Warrants would constitute Excess Shares if they were issued, which shall be determined by the Company in its sole discretion at the time of any proposed exercise or conversion of a Warrant.

(D) Any sale, transfer or other disposition of a Warrant by any Warrantholder that is a Non-U.S. Citizen to a Person who is a U.S. Citizen must be a complete transfer of such Warrantholder’s interests to such Person in the Warrant and the Common Stock issuable upon exercise or conversion thereof with no ability to direct or control such Person. The foregoing restriction shall also apply to any Person that the Warrantholder has designated to receive the Common Stock issuable upon exercise or conversion of the Warrants.

18. Notices. Unless this Warrant Certificate is a Global Warrant, any notice or communication mailed to the Warrantholder shall be mailed to the Warrantholder at the Warrantholder’s address as it appears in the Registry and shall be sufficiently given if so mailed within the time prescribed. Any notice to holders of a beneficial interest in a Global Warrant shall be distributed through the Depositary in accordance with the procedures of the Depositary. Communications to such holders shall be deemed to be effective at the time of dispatch to the Depositary.

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IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by a duly authorized officer. This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

Dated:

HORIZON LINES, INC.

By:
Name:
Title:

Countersigned:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Warrant Agent

By:
Authorized Signatory

Schedule A to Global Warrant

The initial number of Warrants represented by the Global Warrant is                     .

The following decreases in the number of Warrants represented by this Global Warrant have been made as a result of the exercise of certain Warrants represented by this Global Warrant:

Date of Exercise of Warrants	Number of Warrants Exercised	Total Number of Warrants Represented Hereby Following Such Exercise	Notation Made by Warrant Agent

Form of Notice of Exercise

(to be executed only upon exercise of Warrants)

Date:

TO:	Horizon Lines, Inc. (the “Company”)

RE:	Election to Purchase Common Stock

The undersigned registered holder of [                    ] Warrants irrevocably elects to exercise the number of Warrants set forth below represented by the Global Warrant (or, in the case of a Definitive Warrant, the Warrant Certificate enclosed herewith), and surrenders all right, title and interest in the number of Warrants exercised hereby to the Company, and directs that the shares of Common Stock or other securities or property delivered upon exercise of such Warrants, and any interests in the Global Warrant or Definitive Warrant representing unexercised Warrants, be registered or placed in the name and at the address specified below and delivered thereto.

Number of Warrants

☐ Check if Warrantholder elects to exercise its Conversion Right in lieu of the payment of the aggregate Exercise Price pursuant to the terms and conditions set forth in the Warrants.

☐ Check if Warrantholder believes it satisfies the requirements to be a U.S. Citizen (additional information may be required by Company to confirm that Warrantholder is a U.S. Citizen).

☐ Check if Warrantholder believes it is a Non-U.S. Citizen.

Warrantholder:

By:
Name:
Title:

Signature guaranteed by (if a guarantee is required):

Securities to be issued to:

If in book-entry form through the Depositary:

Depositary Account Number:

Name of Agent Member:

If in definitive form:

Social Security Number
or Other Identifying Number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised Warrants evidenced by the exercising Warrantholder’s interest in the Global Warrant or Definitive Warrant, as the case may be, to be issued to:

If in book-entry form through the Depositary:

Depositary Account Number:

Name of Agent Member:

If in definitive form:

Social Security Number
or Other Identifying Number:

Name:

Street Address:

City, State and Zip Code:

Form of Assignment

For value received, the undersigned registered Warrantholder of the within Warrant Certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right, title and interest of the undersigned under the within Warrant Certificate with respect to the number of Warrants set forth below.

Name of Assignees	Address	Number of Warrants	Social Security Number or other Identifying Number

and does irrevocably constitute and appoint [                    ], the undersigned’s attorney, to make such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.

Dated:

Warrantholder:

By:
Name:
Title:

Signature guaranteed by (if a guarantee is required):